FOURTH AMENDMENT TO LOAN AGREEMENT


       THIS FOURTH AMENDMENT TO LOAN AGREEMENT (the "Amendment"), dated as of February 15, 1996, is between EL CHICO RESTAURANTS, INC., a Texas corporation ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (successor by merger to Texas Commerce Bank, National Association), a national banking association ("Lender").

                         RECITALS:

       A. Borrower and Lender have entered into that certain Loan Agreement dated as of September 21, 1993, as amended by that certain First Amendment to Loan Agreement dated as of January 20, 1994, as further amended by that certain Second Amendment to Loan Agreement dated as of August 18, 1994, and as further amended by that certain Third Amendment to Loan Agreement dated as of December 21, 1994 (such Loan Agreement, as so amended, is hereinafter referred to as the "Agreement").

       B. Pursuant to the Agreement, El Chico Corporation of Oklahoma, Inc., an Oklahoma corporation ("Oklahoma"), El Chico Realty Corporation, a Texas corporation ("Realty"), Southwest Cafes of Tennessee, Inc., a Tennessee corporation ("Tennessee"), El Chico Service Company, a Delaware corporation ("Service"), Texas El Chico Restaurants, L.P., a Delaware limited partnership (the "Partnership", and together with Oklahoma, Realty, Tennessee and Service, collectively the "Guarantors" and each a "Guarantor"), each executed a Guaranty Agreement (collectively, the "Guaranties" and each a "Guaranty") which guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

       C. Borrower and Lender now desire to amend the Agreement as herein set forth.

       NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                         ARTICLE I

                        Definitions

       Section 1 Definitions.   Capitalized terms used in this
   Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                         ARTICLE II

                         Amendments

       Section 1 New Definition of Interest Rate Protection Agreement. Effective as of the date hereof, Section 1.01 of the Agreement is hereby amended to add the following definition of "Interest Rate Protection Agreement", which shall read in its entirety as follows:

            "Interest Rate Protection Agreement" means any interest rate swap, interest rate cap, interest rate collar, or other interest rate hedging agreement or arrangement designed to protect against fluctuations in interest rates.

       Section 2 Amendment to Dates.  Effective as of the date hereof,
   (a) the date "December 31, 1998" appearing in the definition of "Maturity Date" set forth in Section 1.01 of the Agreement is hereby amended to read "December 31, 1999", (b) the date "December 31, 1996" appearing in the definition of "Revolver Termination Date" set forth in Section 1.01 of the Agreement is hereby amended to read "December 31, 1997", and (c) the date "December 21, 1994" appearing in Section 2.02 of the Agreement is hereby amended to read "February 15, 1996".

       Section 3 Amendments to Use of Proceeds and Covenant Regarding Restricted Stock. The Third Amendment to Loan Agreement amended
   Sections 2.06 and 10.04 of the Agreement to allow the Borrower to repurchase shares of the Borrower's capital stock as traded on the NASDAQ Stock Exchange, for an aggregate consideration not to exceed $4,000,000. The Borrower thereafter repurchased shares of such stock for an aggregate consideration of less than $4,000,000. Effective as of the date hereof, the remaining amount of such $4,000,000 is expired and is no longer available for such purpose, and a new amount is established by this Amendment for purchases by the Borrower of shares of its capital stock from and after the date hereof. Accordingly, effective as of the date hereof, Sections 2.06 and 10.04 of the Agreement are hereby amended as follows:

            (a) Subsection (d) of Section 2.06 is amended to read in its entirety as follows:

            (d) to repurchase shares of the Borrower's capital stock as permitted by clauses (c) and (d) of the second sentence of
          Section 10.04.

            (b) Clause (c) of the second sentence of Section 10.04 is deleted and replaced with clauses (c) and (d), which shall read in their entirety as follows:

            (c) repurchase shares of the Borrower's capital stock, as
               traded on the NASDAQ Stock Exchange, during the period prior to February 15, 1996, for an aggregate consideration not to exceed $4,000,000, and (d) repurchase an additional number of shares of the Borrower's capital stock, not to exceed ten percent (10%) of the issued and outstanding shares of the Borrower's capital stock as of December 31, 1995 as traded on the NASDAQ Stock Exchange, during the period from and including February 15, 1996 to and including February 15, 1997, for an aggregate consideration not to exceed $6,000,000.

       Section 4 Covenant Regarding Interest Rate Swap. Effective as of the date hereof, Article IX of the Agreement is hereby amended to add
   Section 9.11 to the end thereof, which Section 9.11 shall read in its entirety as follows:

            Section 9.11.  Interest Rate Swap.  On or before
          September 30, 1996, the Borrower shall enter into an Interest Rate Protection Agreement with respect to outstanding Advances under the Revolving Credit Loan in a principal amount not less than $5,000,000, which Interest Rate Protection Agreement shall have a term expiring no earlier than the Maturity Date.

       Section 5 Amendment to Debt Covenant. Effective as of the date hereof, subsection (a) of Section 10.01 of the Agreement is hereby amended to read in its entirety as follows:

            (a) (i) Funded Debt to the Lender and other Obligations to the Lender, including without limitation obligations of the Borrower to the Lender under or in connection with any Interest Rate Protection Agreement, and (ii) obligations of the Borrower to any Person other than the Lender under or in connection with any Interest Rate Protection Agreement; provided that the notional amounts of all Interest Rate Protection Agreements of the Borrower shall not exceed $10,000,000 in the aggregate;

       Section 6 Amendment to Exhibits. Effective as of the date hereof, Exhibit "A" to the Agreement is hereby amended to read in its entirety as set forth on Annex I hereto.

                        ARTICLE III

                    Conditions Precedent

       Section 1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Lender:

                 (i) Renewal Note. The Revolving Credit Note in substantially the form of Annex I hereto (the "Renewal Note") executed by the Borrower.

                 (ii) Corporate and Partnership Documentation.  The
               partnership and corporate documents and certificates specified on Annex II hereto.

            (b) Borrower shall have paid to Lender on or before the date hereof an amendment fee in the amount of $10,000;

            (c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof; and

            (d)  No Default shall have occurred and be continuing.

                         ARTICLE IV

       Ratifications, Representations and Warranties

       Section 1 Ratifications.   The terms and provisions set forth in
   this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, each of the other Loan Documents, and the obligations, indebtedness and liabilities of Borrower thereunder are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby, each of the other Loan Documents, and the obligations, indebtedness and liabilities of Borrower thereunder shall continue to be legal, valid, binding and enforceable in accordance with its terms.

       Section 2 Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and each Guarantor and will not violate the articles of incorporation or bylaws of Borrower or any Guarantor, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (iii) no Default has occurred and is continuing.

                         ARTICLE V

                       Miscellaneous

       Section 1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

       Section 2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

       Section 3 Expenses of Lender.  As provided in the Agreement,
   Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Lender's legal counsel.

       Section 4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

       Section 5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

       Section 6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

       Section 7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

       Section 8 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

       Section 9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

       Section 10 Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

       Section 11 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

       EXECUTED as of the date first written above.

                              Borrower:

                              EL CHICO RESTAURANTS, INC.



                              By:  /s/Lawrence E. White
                                   --------------------------
                                   Lawrence E. White
                                   Executive Vice President and
                                   Chief Financial Officer



                              By:  /s/John A. Cuellar
                                   --------------------------
                                   John A. Cuellar
                                   Senior Vice President and
                                   General Counsel

                              Lender:

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION



                              By:  /s/R. Britt Langford
                                   --------------------------
                                   R. Britt Langford
                                   Senior Vice President



                              By:  /s/Douglas M. Barnell
                                   --------------------------
                                   Douglas M. Barnell
                                   Assistant Vice President


Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that its Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms. Each of the undersigned Guarantors acknowledges and agrees that the indebtedness guaranteed by such Guarantor pursuant to its Guaranty includes, without limitation, the indebtedness evidenced by the Renewal Note. Each of the undersigned Guarantors represents and warrants to the Lender that the representations and warranties set forth in Section 4.2 of this Amendment are true and correct in all respects.


                              Guarantors:

                              EL CHICO CORPORATION OF
                              OKLAHOMA, INC.



                              By:  /s/Susan R. Holland
                                   --------------------------
                                   Susan R. Holland
                                   President

                              EL CHICO REALTY CORPORATION



                              By:  /s/Lawrence E. White
                                   --------------------------
                                   Lawrence E. White
                                   Vice President

                              SOUTHWEST CAFES OF TENNESSEE, INC.



                              By:  /s/Susan R. Holland
                                   --------------------------
                                   Susan R. Holland
                                   President

                              EL CHICO SERVICE COMPANY



                              By:  /s/Susan R. Holland
                                   --------------------------
                                   Susan R. Holland
                                   Vice President

                              TEXAS EL CHICO RESTAURANTS, L.P.

                              By:  EL CHICO SERVICE COMPANY



                                        By:  /s/Susan R. Holland
                                             --------------------------
                                             Susan R. Holland
                                             Vice President



FILE: 4THAMD
021596 v8
147:13312-67
                            ANNEX I

                         Renewal Note

                         REVOLVING CREDIT NOTE


   $15,000,000.00      Dallas, Texas            February 15, 1996


     FOR VALUE RECEIVED, the undersigned, EL CHICO RESTAURANTS, INC., a Texas corporation ("Maker"), hereby promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION (successor by merger to Texas Commerce Bank, National Association), a national banking association ("Payee"), at its offices at 2200 Ross Avenue, Post Office Box 660197, Dallas, Texas 75266-0197, on December 31, 1997, in lawful money of the United States of America, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, as herein specified.

     This Note has been executed and delivered by Maker pursuant to the terms of that certain Loan Agreement dated as of September 21, 1993, between Maker and Payee, as amended by that certain First Amendment to Loan Agreement dated as of January 20, 1994, as further amended by that certain Second Amendment to Loan Agreement dated as of August 18, 1994, as further amended by that certain Third Amendment to Loan Agreement dated as of December 21, 1994, and as further amended by that certain Fourth Amendment to Loan Agreement of even date herewith (such Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Agreement"), and is the Revolving Credit Note described therein. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this
   Note including, but not limited to, provisions regarding interest rates, repayments, prepayments, Events of Default and Payee's rights as a result of the occurrence thereof.

     This Note is given in renewal, extension and modification of, but not extinguishment of, the indebtedness evidenced by that certain Revolving Credit Note dated December 21, 1994, executed by Maker and payable to the order of Payee in the principal amount of $15,000,000.00, which note was given in modification and renewal of, but not extinguishment of, that certain Revolving Credit Note dated September 21, 1993, executed by Maker and payable to the order of Payee in the principal amount of $9,000,000.00.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the outstanding principal balance hereof shall be due and payable as follows:

                  (i) in the case of Prime Rate Advances, on each Quarterly Payment Date;

                 (ii) in the case of each Eurodollar Advance, on the last day of the Interest Period with respect thereto and, in the case of an

     Interest Period greater than three (3) months, at three-month intervals after the first day of such Interest Period; and

                (iii)   on the Termination Date.

     All past due principal and interest shall bear interest at the Default
    Rate.

    Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

    Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement. Maker may borrow, repay, and reborrow hereunder upon the terms and conditions specified in the Agreement.

    Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and
   (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

    Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice (including, without limitation, notice of acceleration and notice of intent to accelerate), demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

    If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all reasonable costs, expenses, and fees incurred by the holder, including reasonable attorneys' fees.

    THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

    Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

    Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof or to record on its books or electronic ledgers the amount and type of all Advances made to Maker hereunder and all continuations, conversions, and payments of principal in respect of such Advances, which endorsements or recordations shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement or recordation shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

                             EL CHICO RESTAURANTS, INC.



                             By:/s/Lawrence E. White
                                ------------------------
                                Lawrence E. White
                                Executive Vice President




                             By:/s/John A. Cuellar
                                --------------------------
                                John A. Cuellar
                                Senior Vice President

                                  Schedule


                                                 Amount of
   Date Made,                                    Principal       Unpaid
   Continued,                                    Continued,     Principal
   Converted,                        Amount of   Converted,      Balance
    or Paid      Type of Advance      Advance     or Paid        of Note

   ----------    ----------------   ----------   -----------  ----------

   ----------    ----------------   ----------  ------------  ----------

   ----------    ----------------   ----------  ------------  ----------

   ----------    ----------------   ----------  ------------  ----------

   ----------    ----------------   ----------  ------------  ----------

   ----------    ----------------   ----------  -----------   ----------

   ----------    ----------------   ----------  -----------   ----------

   ----------    ----------------   ----------  -----------   ----------

   ----------    ----------------   ----------  -----------   ----------

   ----------    ----------------   ----------  -----------   ----------

   ----------    ----------------   ----------  -----------   ----------

   ----------    ----------------   ----------  -----------   ----------

   ----------    ----------------   ----------  -----------   ----------

   ----------    ----------------   ----------  -----------   ----------

   ----------    ----------------   ----------  -----------   ----------

                              ANNEX II

                 Corporate and Partnership Documentation


     1. Resolutions. Resolutions of the Board of Directors of the Borrower and each Guarantor which is a corporation, certified by the Secretary or an Assistant Secretary of such Person which authorize the execution, delivery, and performance by such Person of this Amendment and the other Loan Documents to which such Person is or is to be a party.

     2. Incumbency Certificates. Certificates of incumbency certified by the Secretary or an Assistant Secretary of the Borrower and each Guarantor which is a corporation, certifying the names of the officers of such Person authorized to sign this Amendment and each of the other Loan Documents to which such Person is or is to be party (including the certificates contemplated herein), together with specimen signatures of such officers.

     3. Articles of Incorporation. The Articles of Incorporation of the Borrower and each Guarantor which is a corporation certified by the Secretary or an Assistant Secretary of such Person.

     4. Bylaws. The Bylaws of the Borrower and each Guarantor which is a corporation certified by the Secretary or an Assistant Secretary of such Person.

     5. Governmental Certificates. Certificates of the appropriate governmental officials of the respective states of incorporation of the Borrower and each Guarantor which is a corporation, as to the existence and good standing of such Person, and certificates of the appropriate governmental officials of each state where Borrower or any Guarantor which is a corporation owns properties, conducts business or employs any Persons as to the qualification and good standing of such Person in such jurisdiction, each dated within ten (10) days prior to the date of this Amendment.

     6. Partnership Agreement. A copy of the Agreement of Limited Partnership of Texas El Chico Restaurants, L.P., certified by the Secretary or an Assistant Secretary of El Chico Service Company.

     7. Certificate of Limited Partnership. Certificate of Limited Partnership of Texas El Chico Restaurants, L.P., certified by the Secretary or an Assistant Secretary of El Chico Service Company.

     8. Partnership Governmental Certificates. Certificate of the Secretary of State of the State of Delaware as to the existence and good standing of Texas El Chico Restaurants, L.P., and certificate of the Secretary of State of the State of Texas as to the qualification of Texas El Chico Restaurants, L.P. in the State of Texas.